Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2006

The views and opinions in this report were current as of April 30, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2006. Performance was strong in the face of rising oil prices, higher U.S. interest rates, and geopolitical uncertainties in the Middle East. Emerging markets were the star performers, and Japanese stocks, reflecting the improving economy, did particularly well.

We are pleased to report that the International Growth & Income Fund generated strong absolute returns for the 6- and 12-month periods ended April 30, 2006. On a relative basis, the portfolio handily outperformed the Lipper International Multi-Cap Value Funds Average and the unmanaged MSCI EAFE (Europe, Australasia, and Far East) Index for both periods thanks to strong stock selection and favorable sector weightings. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.) Although the results are gratifying, it’s important to remember that short-term returns of this magnitude are unusual. Even though we remain generally upbeat about international markets, as noted in our Investment Outlook section later in this letter, shareholders should remember that investments in international markets are appropriate for only a portion of their investment portfolio.

During the six-month period, the portfolio’s best-performing regions were Europe and Latin America. Our below-the-benchmark exposure to Japan and our overweight in the remainder of Asia hurt our performance against the EAFE index. The sectors that generated our best absolute performance were materials, energy, and financials.

A word on your fund’s investment strategy: The fund invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments, as determined by our talented research team at T. Rowe Price International. The portfolio invests mostly in developed-market countries and has limited exposure to emerging markets. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also by our assessment of top-down fundamental prospects.

MARKET REVIEW

International markets shrugged off higher energy prices and rising interest rates to generate solid gains over the past six months. After moderating in the fourth quarter of 2005, energy prices have remained high since the beginning of 2006. Although there were no obvious signs of global inflation, the central banks of the world’s three largest economies—the United States, the European Union, and Japan—raised interest rates to maintain economic growth at a sustainable, noninflationary level.

Among developed markets, Europe benefited from a budding economic recovery, strong exports, and increased merger activity. Economic growth in France came in higher than expected, while surveys of the business climate in Germany and Italy showed improved confidence. Japan’s economic recovery gathered strength, and the equities market there gained ground after shaking off a trading scandal involving Livedoor, a popular Internet company, early in the year. The decision by the Bank of Japan to end its five-year easy-money policy suggests confidence in Japan’s economic recovery and an end to the deflation that has plagued Japan for 15 years.

Last year’s rally in emerging markets continued into January, stalled somewhat in February and March, then lifted off again in April. Europe’s emerging markets were the top-performing developing region, but Latin America and Asia also delivered strong gains. Investors in Latin America are focused on presidential elections in Brazil and Mexico that will likely determine whether the market-friendly policies and reforms that have been put into place will continue.

Despite strong performance at the end of 2005, growth stocks were unable to maintain their momentum in 2006, and value stocks have performed better so far this year. Among developed markets, the strongest sector was materials, followed by industrials and business services, information technology, and financials. Telecommunication services, the weakest sector, eked out a slight gain, aided by a strong showing in March. Both the euro and the yen gained against the dollar.

PORTFOLIO REVIEW

During the six-month period, our materials, energy, and financial holdings were the largest contributors. Although telecommunications was a very weak performer for the market, the portfolio’s selection of telecom stocks posted solid gains. Our consumer staples holdings were the laggards during the period. Across developed-market regions, the fund’s European stocks posted the strongest returns. The portfolio’s modest allocation to Latin America also helped to enhance results.

Europe
For the continent’s developed countries, improving economic conditions helped boost consumer and business confidence. In addition, corporations posted solid earnings growth. Most of the large-cap companies generated record amounts of cash and were able to strengthen their balance sheets. The flurry of merger and acquisition activity that started in 2005 continued.

Within Europe, financials—by far our largest sector weighting—had the largest positive impact on the portfolio for the last six months. A number of our European holdings registered large gains, including Banca Italease, a new addition. Banca Italease is a leader in the Italian leasing sector and has a broad network of offices throughout Italy. All the various business units of UBS, the Swiss investment banking giant, performed well during the period, especially its growing private banking business, which generates large amounts of fee income. Hypo Real Estate Holding, a German real estate financing company, experienced high profitability by combining a substantial increase in growth with a tight control of its costs. France’s pension reform that encouraged its citizens to create private investment accounts helped French insurance company CNP Assurances, which realized a healthy increase in fee income. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

We continue to realize good returns from Statoil, Norway’s dominant oil company. With exploration and production operations in the Norwegian continental shelf, North Sea, and Western Africa, it has benefited handsomely from rising oil prices. Despite its appreciation, we still consider Statoil attractively valued and less risky than some of the other major oil companies because most of its oilfields are located in more politically stable locations. Another strong energy performer was Italian oil services company Saipem, which, thanks to high petroleum prices, had strong demand for its pipeline construction and offshore drilling services. During this period, we added to our existing position.

Spanish construction and wind-energy company Acciona was a top contributor. Spain’s infrastructure development and building boom has fueled the company’s strong earnings growth. As one of the world’s largest owners of wind-driven generators, Acciona has seen demand for its alternative energy services surge.

The global economic boom has bolstered the fortunes of materials companies, and we owned several that turned in impressive results. SSAB Svenskt Stal, a specialty steel company, saw robust demand. Its high-margin products are not as commoditized as those of other steel producers. When steel prices climbed, SSAB’s earnings jumped. During the past six months, we established positions in steelmakers ThyssenKrupp and Corus, which benefited from the world’s burgeoning demand for steel and which we viewed as quite attractively valued when we purchased them. Shares of Anglo-American, an undervalued global minerals, ferrous metals, and precious metals mining company, also appreciated smartly. In the past year, its shareholder-friendly restructuring, spinoffs, and share buybacks have unlocked a portion of the company’s considerable value. The explosion in world trade also boosted Cargotec, a Finnish manufacturer of container-handling equipment for ships, ports, and terminals.

High sugar and energy prices pinched the earnings of Associated British Foods, a United Kingdom-based international food processor. The European Union’s removal of sugar protections also weighed heavily on the stock. Yara, the Norwegian mineral fertilizer producer and processor of gas and chemicals, was a key detractor, and we eliminated it from the portfolio.

Japan
Japan’s economic performance has improved markedly, and stock market indexes reached their highest levels in six years. Relative to our EAFE benchmark, we were slightly underweight in Japan, which hurt results.

Our Japanese automobile holdings were solid contributors. Unlike its American and European counterparts, Toyota’s sales and market share continued to climb in most of its markets. We think the company’s prospects are good because of its strong financial position. We also like its leading, committed position in environmentally friendly and fuel-efficient hybrid vehicles, which we believe will be an important growth area. We added to our existing position in Honda, which has been undervalued relative to other automakers and the market in general. Honda continues to gain market share in the U.S. Returns from medium- and heavy-duty diesel truck manufacturer Hino Motors were disappointing. Despite its dominant position in Japan and expanding business operations in Asia and North America, the company’s stock has been lagging. We believe Hino is considerably undervalued and continue to hold the stock.

Canon, the well-managed office equipment and camera company, was a strong performer thanks to sales of its high-quality color printers and its high-margin ink and cartridge business. Sales in its camera division benefited from strong demand for Canon’s compact and single-lens reflex digital cameras. Despite Japan’s improving economic outlook, not all consumer discretionarycompanies performed well. Sony, the electronics and entertainment giant, showed some improvement early in the period but leveled off more recently. Even with Sony’s strong brand and recent sales of its non-core businesses, the market is concerned that much of Sony’s revenue comes from low-margin consumer electronics. Sales of its flat-screen televisions have been strong, and we expect release of its PlayStation 3 video game console in the fall will invigorate its game and accessory sales later this year.

Among Japan’s financial companies, Bank of Yokohama struggled. We like this strong regional bank, which we think shows good growth prospects. When the stock of residential condominium developer Goldcrest Company sagged after using a more conservative method to recognize revenue, we took the opportunity to purchase additional shares. Japan’s real estate market is now showing signs of appreciation, and as Japanese seek to live closer to their jobs and reduce their commuting times, the demand for condos in major metropolitan areas is increasing.

The fund also scored some successes among Japanese materials producers. Higher prices for metals and energy drove the results for the large trading giant Sumitomo. Oil refiner and nonferrous metals producer Nippon Mining Holdings also reaped the benefits of rising petroleum prices and the world’s growing demand for materials, especially copper. Both companies were undervalued relative to other global metals and energy companies. In contrast, we thought that Inpex, a former state-owned company that explores and develops oil and gas reserves outside Japan, had become overvalued. We acquired the shares when they were first sold to the public in 2004 and had increased our holdings, but we decided to take our gains and liquidate the position. After also realizing strong gains, we sold our shares in Toho Gas.

Returns for some of our holdings in Japan were disappointing. Fears of a worldwide glut of shipping hurt the shares of Japan’s largest shipping company, Nippon Yusen. We believe the fears are overblown. We are holding on to our shares and believe our long-term perspective will pay off.

Pacific ex-Japan
The fund has emphasized other Pacific markets for some time. Thanks largely to China’s explosive economy, the region’s economies are growing faster than those in other parts of the world. Its prodigious appetite for energy and raw materials and large manufacturing output will influence worldwide economies for decades to come. While we hold some investments in Chinese companies, we prefer to invest in those companies listed in Hong Kong. These tend to be larger and more established with generally higher quality management. Hong Kong also offers better investor protections. We also seek investments in countries such as Singapore and Australia that will benefit from China’s growth.

China Overseas Land & Investment was a very strong performer during the most recent six months. This Hong Kong-based company owns, develops, and manages large amounts of commercial, retail, and industrial property throughout China, Hong Kong, and Macau. Its construction subsidiary does considerable work in China and is well positioned to take advantage of China’s rapid economic expansion. We also own China Petroleum and Chemical, known as Sinopec, a major mainland China integrated energy and chemical company. Despite operating in an environment where government controls energy prices, Sinopec has been profitable. Its margins are likely to rise if, as we believe, the Chinese government increases certain retail energy prices to temper demand. Coal giant China Shenhua Energy also performed well during the past six months. It has been doing a good job of consolidating coal mines and has access to an extremely productive and easily accessible coal seam in North China.

Australian companies such as Downer EDI, which provides engineering and infrastructure management services for rail, road, and mining operations, have experienced a rapid increase in demand for their services. Downer EDI is a good example of a company based outside of China that benefits from the burgeoning Chinese economy. Australia’s mine operators, which supply about 40% of China’s iron ore and coking coals, are capitalizing from China’s huge investments in infrastructure. Another Australian company, Oil Search, is developing gas-producing properties in Papua New Guinea. It recently announced that major oil and gas distributors are prepared to invest in a pipeline that would bring the gas to Australia.

Shares of Thailand’s Precious Shipping suffered from falling charter rates for dry cargo carriers. Concerns that China would begin to export steel hurt Australia’s BlueScope Steel, which also lost 12 weeks of production after a disastrous fire at its western Australia mill. More recently, its shares began to climb. Taiwanese computer maker Acer suffered from greater-than-anticipated margin pressures, and we eliminated our position.

Latin America
Our modest positions in Mexico and Brazil once again made significant contributions. Most prominently, America Movil shares continued to rise, largely due to growth in its wireless business in Mexico, Brazil, Colombia, and elsewhere in Latin America. Like other large integrated energy companies that benefited from higher crude oil prices, Petroleo Brasileiro, Brazil’s major oil company, had a very strong showing.

INVESTMENT OUTLOOK

Persistently high crude oil prices have yet to hurt global economic growth. The economies of Europe and Japan have improved markedly in the past year, bolstering their equities markets. The world’s central banks are not in a restrictive mode, but they are clearly concerned that higher energy prices could pass through the economy and accelerate inflation. Under the new leadership of Ben Bernanke, the Federal Reserve appears as keen on keeping inflation in check as it was under Alan Greenspan. Chinese authorities are trying to slow particularly torrid sectors of their economy to sustainable growth rates, but so far have managed to engineer a continued strong overall economic pace. Clearly, a slowdown in U.S. or Chinese consumption will have a major impact on global growth rates. Corporate profitability has been robust despite rising materials and energy costs. We expect most companies to continue generating positive earnings growth absent an unexpected significant slowdown in the U.S. or China.

Economic growth in Europe should continue at its modest pace and help sustain a positive outlook for corporate profits. We expect the European Central Bank to raise rates at least one or two more times not only to contain inflation but also to demonstrate its political independence from national governments. Stocks in Europe carry generally attractive valuations and are returning cash flows to shareholders, whether through dividends or, increasingly, share repurchases.

The outlook for Japanese stocks is better than it has been in some years. With deflation apparently over, the Bank of Japan has ended its zero interest rate policy, and rates are expected to rise later this year.

Improving consumer confidence is adding momentum to the business-led growth. As long as the U.S. and Chinese economies grow, Japan’s export-led recovery should continue. Corporate profits should continue to improve, boosting the chances that the stock market’s rally can also be extended through the rest of the year.

Economic and corporate fundamentals remain very strong in most emerging markets. Although China’s growth continues and long-term trends look promising, we factor in our concern over the tension between the country’s market-driven economic forces and its authoritarian political system. India’s growth continues, but, in our view, its stock market fully reflects that, and the country requires significant improvements in its infrastructure if the economic benefits are to strengthen and broaden. Latin American economies, particularly Brazil, continue to grow, but political developments may be the dominant influence on markets for the next several months.

We believe developed international markets, the main focus of this fund, are approaching fair value in absolute terms and relative to the U.S. markets. Based on metrics such as book value and dividend yield, we believe that emerging markets valuations are now in line with developed markets, although they still offer a risk premium on earnings. We will continue to hold investments that we find specifically compelling, but we expect that the strong rising tide of the past few years that has lifted international markets may turn a bit choppier. Whatever the future market conditions, our investment philosophy remains constant: we seek stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We will remain mindful of the risks of investing in international markets while we strive to generate continued rewards for our shareholders.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

May 19, 2006

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	10/31/02	10/31/01
NET ASSET VALUE						
Beginning of period	$ 13.63	$ 11.39	$ 9.40	$ 7.34	$ 8.19	$ 10.75
Investment activities						
Net investment income	0.12	0.27	0.12*	0.02*	0.09*	0.11*
Net realized and unrealized gain (loss)	3.09	2.09	1.91	2.13	(0.84)	(1.90)
Total from investment activities	3.21	2.36	2.03	2.15	(0.75)	(1.79)
Distributions						
Net investment income	(0.21)	(0.11)	(0.04)	(0.08)	(0.10)	(0.13)
Net realized gain	(0.15)	(0.01)	–	(0.01)	–	(0.64)
Total distributions	(0.36)	(0.12)	(0.04)	(0.09)	(0.10)	(0.77)
NET ASSET VALUE						
End of period	**$ 16.48**	**$ 13.63**	**$ 11.39**	**$ 9.40**	**$ 7.34**	**$ 8.19**
Ratios/Supplemental Data						
Total return^	**24.01%**	**20.86%**	**21.66%***	**29.66%***	**(9.31)%***	**(17.99)%***
Ratio of total expenses to average net assets	0.93%†	0.99%	1.25%*	1.25%*	1.25%*	1.25%*
Ratio of net investment income to average net assets	1.59%†	2.08%	1.71%*	1.36%*	1.25%*	1.24%*
Portfolio turnover rate	44.5%†	26.9%	45.8%	53.2%	24.6%	8.5%
Net assets, end of period (in millions)	$ 1,316	$ 878	$ 438	$ 115	$ 11	$ 9

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.64	$ 11.41	$ 9.41	$ 7.34	$ 7.10
Investment activities					
Net investment income	0.11	0.26	0.15*	0.09*	–
Net realized and unrealized gain	3.10	2.09	1.89	2.07	0.24
Total from investment activities	3.21	2.35	2.04	2.16	0.24
Distributions					
Net investment income	(0.22)	(0.11)	(0.04)	(0.08)	–
Net realized gain	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.37)	(0.12)	(0.04)	(0.09)	–
NET ASSET VALUE					
End of period	**$ 16.48**	**$ 13.64**	**$ 11.41**	**$ 9.41**	**$ 7.34**

Ratios/Supplemental Data

Total return^	**24.01%**	**20.73%**	**21.74%***	**29.80%***	**3.38%***
Ratio of total expenses to average net assets	1.06%†	1.10%	1.15%*	1.15%*	1.15%*†
Ratio of net investment income to average net assets	1.55%†	2.00%	1.83%*	0.71%*	0.06%*†
Portfolio turnover rate	44.5%†	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 355,283	$ 205,271	$ 37,542	$ 3,513	$ 103

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributionsand payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/06**	Year Ended 10/31/05**	10/31/04	10/31/03	9/30/02 Through 10/31/02
NET ASSET VALUE					
Beginning of period	$ 13.56	$ 11.35	$ 9.38	$ 7.34	$ 7.10
Investment activities					
Net investment income	0.10*	0.17*	0.17*	0.09*	–
Net realized and unrealized gain	3.07	2.12	1.84	2.04	0.24
Total from investment activities	3.17	2.29	2.01	2.13	0.24
Distributions					
Net investment income	(0.19)	(0.08)	(0.04)	(0.08)	–
Net realized gain	(0.15)	(0.01)	–	(0.01)	–
Total distributions	(0.34)	(0.09)	(0.04)	(0.09)	–
Redemption fees added to paid-in capital	–	0.01	–	–	–
NET ASSET VALUE					
End of period	**$ 16.39**	**$ 13.56**	**$ 11.35**	**$ 9.38**	**$ 7.34**

Ratios/Supplemental Data

Total return^	**23.81%***	**20.36%***	**21.49%***	**29.38%***	**3.38%***
Ratio of total expenses to average net assets	1.40%*†	1.40%*	1.40%*	1.40%*	1.40%*†
Ratio of net investment income (loss) to average net assets	1.34%*†	1.29%*	1.53%*	0.89%*	(0.19)%*†
Portfolio turnover rate	44.5%†	26.9%	45.8%	53.2%	24.6%
Net assets, end of period (in thousands)	$ 23,254	$ 9,999	$ 6,178	$ 910	$ 103

** Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
AUSTRALIA 7.2%		
Common Stocks 7.2%		
Alinta (1)	774,813	6,706
Australia & New Zealand Banking	708,995	15,044
Babcock & Brown (1)	443,340	6,159
BlueScope Steel (1)	718,806	4,191
Coles Myer (1)	825,190	6,709
Downer EDI	1,631,420	10,750
Goodman Fielder (2)	1,365,367	2,301
Insurance Australia (1)	2,706,495	11,609
Macquarie Bank	134,194	7,274
Macquarie Infrastructure, Equity Units	1,880,845	5,097
Macquarie Office Trust, Equity Units	3,767,731	3,847
Mirvac Group (1)	486,749	1,563
Nufarm (1)	553,672	4,594
Oil Search	1,475,169	4,815
Pacific Brands (1)	1,992,522	3,434
Qantas Airways	626,392	1,645
QBE Insurance	491,835	8,356
Sims Group (1)	244,800	3,540
Westpac Bank	730,519	13,920
Total Australia (Cost $95,282)		121,554
BELGIUM 1.4%		
Common Stocks 1.4%		
Fortis	152,626	5,730
KBC (1)	53,543	6,215
Tessenderlo Chemie	159,492	6,322
Union Miniere (1)	37,809	6,033
Total Belgium (Cost $17,036)		24,300
BRAZIL 0.4%		
Common Stocks 0.4%		
Petroleo Brasileiro (Petrobras) ADR (USD)	81,900	7,280
Total Brazil (Cost $2,505)		7,280

CHILE 0.1%		
Common Stocks 0.1%		
Compania Cervecerias Unidas ADR (USD)	94,100	2,320
Total Chile (Cost $2,419)		2,320
CHINA 1.3%		
Common Stocks 1.3%		
China Overseas Land & Investment (HKD)	12,740,000	8,175
China Petroleum and Chemical (HKD)	14,836,000	9,424
China Shenhua Energy (HKD) (1)	2,060,500	3,734
Total China (Cost $11,849)		21,333
FINLAND 2.5%		
Common Stocks 2.5%		
Cargotec (1)	223,920	10,891
Kesko (1)	214,940	7,424
Nokia (1)	892,113	20,327
Nokia ADR (USD)	29,000	657
TietoEnator	86,680	2,723
Total Finland (Cost $30,380)		42,022
FRANCE 8.1%		
Common Stocks 8.1%		
AXA (2)	506,417	18,597
BNP Paribas	181,055	17,119
Bouygues (1)	167,336	9,136
CNP Assurances (1)	80,006	8,655
Compagnie de Saint-Gobain (1)	53,014	3,978
Pernod-Ricard	28,191	5,470
PPR (1)	20,110	2,610
Publicis (1)	241,576	10,048
Sanofi-Aventis (1)	290,694	27,430
Societe Generale	101,419	15,504

Total (1)	38,832	10,745
Vivendi Universal (1)	242,557	8,861
Total France (Cost $106,011)		138,153

GERMANY 6.5%

Common Stocks 5.8%

Altana AG (1)	62,599	4,020
BASF (1)(2)	137,366	11,784
Bayerische Motoren Werke (1)	216,623	11,789
Celesio (1)	37,347	3,517
Deutsche Telekom (1)(2)	811,897	14,676
E.ON AG (1)(2)	170,614	20,790
Hypo Real Estate Holding (1)	102,368	7,162
Munich Re (1)	54,622	7,745
ThyssenKrupp (1)	332,093	10,954
Wacker Chemie (2)	38,700	5,113
		97,550

Preferred Stocks 0.7%

Fresenius	25,508	4,416
Hugo Boss (1)	160,855	7,615
		12,031
Total Germany (Cost $80,409)		109,581

HONG KONG 1.1%

Common Stocks 1.1%

Esprit Holdings	335,500	2,687
Hang Lung Group	1,824,000	4,329
Hopewell Holdings	1,616,000	4,731
Public Financial Holdings	4,906,000	4,145
Wheelock	1,135,000	2,101
Total Hong Kong (Cost $14,655)		17,993

IRELAND 1.8%

Common Stocks 1.8%

Allied Irish Banks	378,634	9,153
Bank of Ireland	677,738	12,714
DCC	329,422	8,005
Total Ireland (Cost $24,991)		29,872

ITALY 5.2%

Common Stocks 5.2%

Banca Italease (1)	242,210	14,737
Eni S.p.A.	474,373	14,492
Milano Assicurazioni	1,207,056	9,318
Safilo Group (2)	976,083	5,471
Saipem (1)	462,923	11,582
San Paolo IMI	374,337	7,036
Toro Assicurazioni (1)	310,082	6,376
UniCredito (1)	2,619,338	19,740
Total Italy (Cost $64,250)		88,752

JAPAN 22.8%

Common Stocks 22.8%

All Nippon Airways	1,273,000	4,755
Alpine Electronics	339,900	4,840
Aoyama Trading	154,200	5,177
Asahi Kasei	656,000	4,855
Astellas Pharma	197,500	8,246
Bank of Fukuoka (1)	624,000	5,380
Canon	225,400	17,255
Daiichi Sankyo (2)	177,600	4,582
Ebara (1)	1,306,000	7,484
Glory Limited	199,700	4,037
Goldcrest Company (1)	92,420	4,598
Hamamatsu Photonics (1)	157,500	4,928
Hino Motors (1)	888,000	5,417

Hitachi Maxell	281,300	4,297
Honda	351,100	24,965
KDDI	1,244	7,676
Kirin Brewery (1)	575,000	8,531
Kobayashi Pharmaceutical	70,200	2,487
Koito Manufacturing (1)	519,000	7,481
Marui	504,200	9,749
Mitsubishi	589,500	14,274
Mitsubishi Electric	1,103,000	9,607
Mitsubishi UFJ Financial	1,012	15,922
Mitsui Chemicals (1)	673,000	4,874
Nichias (1)	459,000	3,457
Nippon Mining	1,407,500	13,027
Nippon Oil	657,000	5,203
Nippon Yusen	1,719,000	10,546
Ricoh Leasing	184,500	5,432
Sony	280,400	14,097
Sony ADR (USD)	1,500	73
Sumitomo	1,142,000	17,124
Sumitomo Bakelite (1)	487,000	4,550
Sumitomo Trust & Banking	1,534,000	16,341
Takeda Chemical Industries	297,800	18,217
TEPCO	480,700	12,358
Terumo (1)	145,000	5,200
The Bank of Yokohama	960,000	7,535
Tokyo Electron	122,500	8,829
Toyoda Gosei	330,100	9,110
Toyota Motor	593,600	34,747
Trans Cosmos (1)	168,400	4,766
York-Benimaru (1)	133,600	4,521
Total Japan (Cost $305,428)		386,550

MEXICO 1.2%

Common Stocks 1.2%

America Movil ADR, Series L (USD)	201,600	7,441

SOUTH KOREA 0.4%

Common Stocks 0.4%

KT Freetel	87,390	2,904
Lotte Shopping GDR (USD) (2)(3)	196,000	4,026
Total South Korea (Cost $6,788)		6,930

SPAIN 3.7%

Common Stocks 3.7%

Acciona (1)	105,763	18,204
Banco Santander Central Hispano	1,856,937	28,809
Telefonica (1)	956,219	15,330
Total Spain (Cost $47,746)		62,343

SWEDEN 4.4%

Common Stocks 4.4%

Autoliv GDR (1)	189,300	10,544
LM Ericsson (1)	1,265,000	4,503
NORDEA (1)	1,191,161	15,333
Peab	381,397	6,321
S-E-Banken (1)	267,180	6,733
SKF, Series B (1)	326,860	5,617
SSAB Svenskt Stal, Series A (1)	285,726	16,846
SSAB Svenskt Stal, Series A, Rights, 4/24/06 (2)	285,726	99
Svenska Handelsbanken, Series A (1)	321,534	9,239
Total Sweden (Cost $47,340)		75,235

SWITZERLAND 5.6%

Common Stocks 5.6%

Credit Suisse (1)	209,437	13,144
EFG International (2)	161,400	4,811
Holcim (1)	54,196	4,541
Nestle (1)	53,136	16,193
Novartis (1)	274,522	15,736

Swiss Life Holding (2)	47,843	11,014
UBS (1)	254,365	30,124
UBS (Registered shares) (USD)	316	37
Total Switzerland (Cost $76,528)		95,600

THAILAND 0.1%

Common Stocks 0.1%

Precious Shipping NVDR	2,403,600	1,874
Total Thailand (Cost $2,944)		1,874

UNITED KINGDOM 20.3%

Common Stocks 20.3%

Aegis Group	1,885,499	4,689
Alliance & Leicester	122,503	2,506
Alliance UniChem	317,469	5,139
Anglo American	458,161	19,490
Associated British Foods	323,901	4,494
Aviva	1,076,239	15,706
Barclays	1,353,148	16,887
Barclays ADR (USD)	259,200	12,921
BP ADR (USD)	395,200	29,134
Bradford Bingley	896,814	7,908
Centrica	1,200,878	6,536
Close Brothers Group	270,324	5,282
Corus Group	5,702,440	8,779
Diageo	499,209	8,231
DSG International	1,855,140	6,210
Friends Provident	2,805,844	10,058
GKN	1,048,782	5,990
GlaxoSmithKline ADR (USD)	446,000	25,368
HBOS	719,739	12,621
Mitchells & Butlers	752,727	6,750
Persimmon	170,425	4,067
Qinetiq (2)	963,178	3,536

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $1,728,247)	$ 2,130,725
Affiliated companies (cost $3,041)	3,041
Total investments in securities	2,133,766
Receivable for investment securities sold	9,746
Dividends receivable	7,733
Receivable for shares sold	3,013
Foreign currency (cost $13)	14
Other assets	27,384
Total assets	2,181,656
Liabilities	
Obligation to return securities lending collateral	440,814
Payable for investment securities purchased	17,173
Investment management fees payable	877
Payable for shares redeemed	491
Due to affiliates	188
Other liabilities	27,506
Total liabilities	487,049
NET ASSETS	$ 1,694,607
Net Assets Consist of:	
Undistributed net investment income	$ 8,844
Undistributed net realized gain	42,502
Net unrealized gain	402,698
Paid-in capital applicable to 102,839,962 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	1,240,563
NET ASSETS	$ 1,694,607

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

(000s)

	6 Months Ended 4/30/06	Year Ended 10/31/05
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 10,905	$ 16,488
Net realized gain	43,040	13,584
Change in net unrealized gain	249,706	103,876
Increase in net assets from operations	303,651	133,948
Distributions to shareholders		
Net investment income		
Investor Class	(14,029)	(4,540)
Advisor Class	(3,681)	(444)
R Class	(155)	(43)
Net realized gain		
Investor Class	(10,020)	(413)
Advisor Class	(2,510)	(40)
R Class	(123)	(5)
Decrease in net assets from distributions	(30,518)	(5,485)
Capital share transactions*		
Shares sold		
Investor Class	303,083	372,870
Advisor Class	105,800	158,873
R Class	10,868	8,020
Distributions reinvested		
Investor Class	23,444	4,815
Advisor Class	1,308	41
R Class	278	48
Shares redeemed		
Investor Class	(102,160)	(48,832)
Advisor Class	(13,080)	(7,741)
R Class	(1,029)	(5,383)
Redemption fees received	40	53
Increase in net assets from capital share transactions	328,552	482,764
Net Assets		
Increase during period	601,685	611,227
Beginning of period	1,092,922	481,695
End of period	**$ 1,694,607**	**$ 1,092,922**
Undistributed net investment income	8,844	15,804

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998, International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002, and International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of Investor Class and Advisor Class and R Class fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2006, the value of loaned securities was $420,891,000; aggregate collateral consisted of $440,814,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $616,025,000 and $306,927,000, respectively, for the six months ended April 30, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2006.

At April 30, 2006, the cost of investments for federal income tax purposes was $1,731,288,000. Net unrealized gain aggregated $402,698,000 at period-end, of which $405,830,000 related to appreciated investments and $3,132,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2006, the effective annual group fee rate was 0.31%.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, at April 30, 2006, expenses previously reimbursed by the manager in the amount of $20,000 remain subject to repayment. For the six months ended April 30, 2006, the Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subac-counting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2006, expenses incurred pursuant to these service agreements were $53,000 for Price Associates, $107,000 for T. Rowe Price Services, Inc., and $73,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2006, the fund was charged $52,000 for shareholder servicing costs related to the college savings plans, of which $40,000 was for services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2006, approximately 5% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively.

Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2006, the fund was allocated $165,000 of Spectrum Funds’ expenses and $723,000 of Retirement Funds’ expenses. Of these amounts, $676,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2006, approximately 19% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 50% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $290,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2006, and October 31, 2005, was $3,041,000 and $6,979,000, respectively.

As of April 30, 2006, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 260,337 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 8, 2006, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that the use of soft dollars as a means of paying for third-party, non-broker research had been eliminated. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median of other groups of funds. The information also showed that the fund’s expense ratio was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 15, 2006